Exhibit 10.3


                          SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of June 25, 2004, is entered into by and between PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation, with headquarters located at 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931 (the "Company"), and A.I. INTERNATIONAL CORPORATE HOLDINGS, LTD.; AMERICAN EQUITY CONSULTING SERVICES, INC.; AND CASTLERIGG MASTER INVESTMENTS, LTD. (the "Purchasers").

                                R E C I T A L S :

     WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

     WHEREAS, the Company wishes to sell to the Purchasers and the Purchasers wish to buy from the Company shares of the Common Stock, $.001 par value, of the Company (the "Common Stock"), together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     (1)  AGREEMENT TO PURCHASE; PURCHASE PRICE.

     (a)   Purchase.

(i) Subject to the terms and conditions of this Agreement and the other Transaction Agreements (as defined below), the Purchasers hereby agree to pay to the Company a purchase price of $.75 per share of Common Stock for One Million Three Hundred Thirty Three Thousand Three Hundred and Thirty Three (1,333,333) shares (the "Shares"), for a total purchase price of One Million Dollars ($1,000,000) (the "Purchase Price"). The Purchase Price shall be paid in three equal installments, with all funds due within forty-five (45) days of the Closing Date (as defined below). Each installment payment of Three Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars and Thirty-Three One Hundredths ($333,333.33)(each an "Installment Payment") shall be made pursuant to the payment schedule attached hereto as Annex I, with each payment date constituting a "Installment Payment Date." The Company shall issue Certificates (as defined below) representing the Shares, and each Share shall have a Warrant attached, as provided below. The Certificates for the Shares shall be in substantially the same form as attached hereto as Annex II.

(ii) The Purchase Price shall be payable in United States Dollars.

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     (b) Certain  Definitions.  As used herein,  each of the following terms has the meaning set forth below, unless the context otherwise requires:

(i) "1933 Act" means the Securities Act of 1933.

(ii) "1934 Act" means the Securities Act of 1934.

(iii) "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

(iv) "Certificates" means the Shares and the Warrants, each duly executed by the Company and issued on the Closing Date in the name of the Purchaser.

(v) "Closing Date" means the date of the closing of the purchase and sale of the Shares and Warrants, as provided herein.

(vi) "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

(vii) "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities.

(vii) "Escrow Agent" means the escrow agent identified in the Joint Escrow Instructions attached hereto as Annex III (the "Joint Escrow Instructions").

(viii) "Escrow Funds" means the Purchase Price delivered to the Escrow Agent as contemplated by Sections 1(c) and (d) hereof.

(ix) "Escrow Property" means the Escrow Funds and the Certificates delivered to the Escrow Agent as contemplated by Section 1(c) hereof.

(x) "Finder" means Baker Consulting Services, Inc.

(xi) "Holder" means the Person holding the relevant Securities at the relevant time.

(xii) "Last Audited Date" means December 31, 2003.

(xiii) "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Purchaser in the Transaction Agreements.

(xiv) "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

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(xv) "Principal Trading Market" means The Over the Counter Bulletin Board.

(xvi) "Purchaser Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the relevant Purchaser pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

(xvii) "Registrable Securities" has the meaning set forth in the Registration Rights Agreement, in the form annexed hereto as Annex IV, as executed by each Purchaser and the Company simultaneously with the execution of this Agreement.

(xviii) "Registration Rights Agreement" means the Registration Rights Agreement.

(xix) "Registration Statement" has the meaning set forth in the Registration Rights Agreement.

(xx) "Securities" means the Shares and the Warrants.

(xxi) "State of Incorporation" means Nevada.

(xxii) "Trading Day" means any day during which the Principal Trading Market shall be open for business.

(xxiii) "Transaction Agreements" means this Securities Purchase Agreement, the Common Stock Certificate, the Joint Escrow Instructions, the Registration Rights Agreement, and the Warrants and includes all ancillary documents referred to in those agreements.

(xxiv) "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

     (c) Form of Payment; Delivery of Certificates.

(i) On each Installment Payment Date, the Purchasers shall pay the Purchase Price by delivering immediately available good funds in United States Dollars to the Escrow Agent.

(ii) No later than on each Installment Payment Date, but in any event promptly following payment by the Purchaser to the Escrow Agent of each Installment Payment, the Company shall deliver the Certificates, each duly executed on behalf of the Company and issued in the name of the Purchaser, to the Escrow Agent. The Common Stock Certificate on the first Installment Payment Date shall be for Four Hundred Forty Four Thousand Four Hundred Forty Four (444,444) Shares; the Common Stock Certificate for the second Installment Payment Date shall be for Four Hundred Forty Four Thousand Four Hundred Forty Four (444,444) Shares; and the Common Stock Certificate for the third Installment Payment Date shall be for Four Hundred Forty Four Thousand Four Hundred Forty Five (444,445) Shares.

(iii) By signing this Agreement, each of the Purchaser and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

     (d) Method of Payment. Payment into escrow of the Installment Payment shall be made by wire transfer of funds to:

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                           McLaughlin & Stern, LLP
                           260 Madison Avenue
                           New York, NY  10016
                           Attn:  Steven W. Schuster

pursuant to the wiring instructions provided in the Joint Escrow Instructions.

     (2) PURCHASER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

     Each Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

     (a) Without limiting Purchaser's right to sell the Shares pursuant to the Registration Statement or otherwise to sell any of the Securities in compliance with the 1933 Act, the Purchaser is purchasing the Securities and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

     (b) The Purchaser is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the loss of the entire Purchase Price.

     (c) All subsequent offers and sales of the Securities by the Purchaser shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration.

     (d) The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

     (e) The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities and the offer of the Shares which have been requested by the Purchaser, including those set forth on Annex VI hereto. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and

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satisfactory  answers to any such inquiries.  Without limiting the generality of the foregoing, the Purchaser has also had the opportunity to obtain and to review the Company's filings on EDGAR listed on Annex VII hereto (the documents listed on such Annex VII, to the extent available on EDGAR or otherwise provided to the Purchaser as indicated on said Annex VII, collectively, the "Company's SEC Documents").

     (f) The Purchaser understands that its investment in the Securities involves a high degree of risk.

     (g) The Purchaser hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or any of its officers, directors and employees or any of its attorneys or agents, except as specifically set forth herein.

     (h) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

     (i) This Agreement and the other Transaction Agreements to which the Purchaser is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     (j) The Purchaser has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby. The Company shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Purchaser shall indemnify and hold harmless each of the Company, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

     (k) The Purchaser hereby covenants and warrants that, between the Closing Date and the date on which he or she no longer holds any of the Securities, Purchaser will not engage in any hedging transactions or shorting transactions in any securities of the Company, including the Securities.

          l. The Purchasers hereby covenant and warrant that they are not acting as a "group" for purposes of Section 13 of the Securities Exchange Act of 1934.

     (3) COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that, except as otherwise provided in the Annex VI hereto or in the Company's SEC Documents:

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     (a) Rights of Others  Affecting the  Transactions.  There are no preemptive rights of any shareholder of the Company, as such, to acquire the Shares or the Warrants. No party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

     (b) Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company has registered its stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Common Stock is listed and quoted on the Principal Trading Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing and quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such listing and quotation.

     (c) Authorized Shares. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, $.001 par value per share, of which approximately 13,666,558 shares are outstanding as of June 21, 2004, and (ii) 25,000,000 shares of Preferred Stock, $.001 par value per share, of which no shares are outstanding as of the date hereof. As of June 21, 2004, there were 17,867,599 shares of Common Stock outstanding on a fully diluted basis, excluding however the shares of Common Stock which would have been issued upon the conversion of the Company's 8% Convertible Debentures. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Securities. The Securities have been duly authorized and, when issued, in accordance with their terms, will be duly and validly issued, fully paid and non-assessable and, except to the extent, if any, provided by the law of the State of Incorporation, will not subject the Holder thereof to personal liability by reason of being such Holder.

     (d) Transaction Agreements and Stock. This Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Certificates and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

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     (e)  Non-contravention.  The execution  and delivery of this  Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Certificates and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except where such conflict, breach or default which would not have or result in a Material Adverse Effect.

     (f) Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Purchaser as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

     (g) Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Since March 1, 2002, the Company has timely filed all requisite forms, reports and exhibits thereto required to be filed by the Company with the SEC.

     (h) Absence of Certain Changes. Since the Last Audited Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed in the Company's SEC Documents. Since the Last Audited Date, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee

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compensation,  except in the ordinary  course of business  consistent  with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

     (i) Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Purchaser that would reasonably be expected to have or result in a Material Adverse Effect.

     (j) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

     (k) Absence of Certain Company Control Person Actions or Events. None of the following has occurred during the past ten (10) years with respect to a Company Control Person:

          (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

          (2) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

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               (A) acting,  as an  investment  advisor,  underwriter,  broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

               (B) engaging in any type of business practice; or

               (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (4) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

          (5) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

     (l) Prior Issues. During the twelve (12) months preceding the date hereof, the Company has not issued any stock option grants, convertible securities or any shares of its Common Stock, except as provided in Annex VI hereto or the Company's SEC Documents.

     (m) No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Transaction Agreements or the Company's SEC Documents or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would
(X) change the certificate of incorporation or other charter document or by-laws

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of the  Company,  each as  currently  in  effect,  with or  without  shareholder approval, which change would reduce or otherwise adversely affect the rights and
powers  of  the   shareholders   of  the  Common  Stock  or  (Y)  materially  or
substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

     (n) No Default. Neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

     (o) No Integrated Offering. Neither the Company nor any of its Affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since November 30, 2003, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

     (p) Dilution. The number of Shares issuable upon conversion of the Warrants may have a dilutive effect on the ownership interests of the other shareholders (and Persons having the right to become shareholders) of the Company. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have such a potential dilutive effect. The Board of Directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company, and the Company will honor every Notice of Exercise (as contemplated by the Warrants), unless the Company is subject to an injunction (which injunction was not sought by the Company) prohibiting the Company from doing so.

     (q) Fees to Brokers, Finders and Others. Except for payment of fees to the Finder, payment of which is the sole responsibility of the Company, the Company has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby. Purchaser shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each Purchaser, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

     (r) Certain New Transactions. For purposes of this Agreement, "New Transaction" means the offer or sale of new common stock in a capital raising or other financing transaction by or on behalf of the Company to a new investor in a transaction offered or consummated after the date hereof; provided, however, that it is specifically understood that the term "New Transaction" does not include (i) the sale of the Securities to the Purchasers, (ii) the issuance of Common Stock upon the exercise or conversion of options, warrants, or convertible securities outstanding at the date hereof or in connection with a put exercised by the Company pursuant to the terms of an equity line agreement in effect on the date hereof, (iii) the issuance of options or warrants hereafter granted to employees or consultants for compensatory purposes or the issuance of Common Stock upon the exercise of such options or warrants, (iv) the issuance of Common Stock or securities exercisable for or convertible into Common Stock in connection with a merger, acquisition or other business combination or a strategic partnering or joint venture transaction or the exercise or conversion of such securities, (v) the issuance of Common Stock or securities exercisable for or convertible into Common Stock in connection with the settlement of claims which are the subject of law suits, arbitrations and similar proceedings or the conversion or exercise of such securities, and (vi) the issuance of warrants to equipment lessors in connection with capital lease transactions or the exercise of such warrants. If within 180 days of the effective date of that certain registration statement covering the Registrable Securities, the Company consummates a New Transaction in which it sells or is deemed to sell Common Stock or securities exercisable for or convertible into Common Stock at a lower price than the Shares, or issues warrants with an exercise price lower than the Warrants, then the Company shall issue additional shares of Common Stock so that the effective price per share for the Shares equals the price of the new shares and if the Company issues warrants, the exercise price of the warrants will be lowered to the price of the new warrants.

     s. As of the Closing Date,  the Company will have entered into a Securities
Redemption   Agreement   with  the  holders  of  the  Company's  8%  Convertible
Debentures.

(4)  CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     (a) Transfer Restrictions. The Purchaser acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement or otherwise included in an effective registration statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Purchaser shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     (b) Restrictive Legend. The Purchaser acknowledges and agrees that, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective Registration Statement or otherwise in accordance with another effective registration statement, the certificates and other instruments representing any of the Securities (including the Warrant Shares) shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     (c) Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Purchaser under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Purchaser promptly after such filing.

     (d) Reporting Status. So long as the Purchaser beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock (including, without limitation, all Registrable Securities) on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, at least through the date which is thirty (30) days after the later of the date on which all of the Warrants have been exercised or have expired.

     (e) Use of Proceeds. The Company shall use the proceeds received hereunder as follows:

     (i) Two Hundred and Eight Thousand Three Hundred and Thirty Three Dollars ($208,333) of each Installment Payment shall be used to redeem the Company's 8%

Convertible Debentures, with a principal amount of Five Hundred Thousand Dollars ($500,000) and a premium amount of One Hundred Twenty Five Thousand Dollars ($125,000);
     (ii) payment of certain fees to the Finder as described below in Section 4(i); and
     (iii) the remainder shall be used for general corporate purposes.

     (f) Warrants. The Company agrees to issue to the Purchaser on each Installment Payment Date transferable warrants (the "Warrants") for the purchase of a number of shares equal to the number of Shares issued on each Installment Payment Date, each Warrant with an exercise price of $1.00. The Warrants will expire on the date which is the fifth annual anniversary of each Installment Payment Date. Each of the Warrants shall be in the form annexed hereto as Annex VIII, and shall have registration rights as provided in the Registration Rights Agreement.

     (g) Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, a number of shares (the "Minimum Available Shares") at least equal to the number of shares issuable upon exercise of all outstanding Warrants held by all Holders.

     (h) Publicity, Filings, Releases, Etc. Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, "Publicity"), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects. Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Agreements in filings made with the SEC.

     (i) Finder Fees. The Company shall pay to the Finder a commission in the form of cash and restricted stock equal in value to ten percent (10%) of the gross proceeds from the sale of the Common Stock under this Agreement. Such commission is more fully described in the Broker Commission Agreement between the Company and the Broker of even date herewith.

     j. Attorneys' Fees. The Company shall reimburse the Purchaser for its legal fees and expenses incurred in connection with the preparation and negotiation of the documents contemplated by this transaction by paying an aggregate of $15,000 to A.I. International Corporate Holdings Ltd. Other than the amounts contemplated in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement

(5)  TRANSFER AGENT INSTRUCTIONS.

     (a) The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give its transfer agent no instructions inconsistent with instructions to issue

Common Stock from time to time, including upon exercise of the Warrants in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Purchaser or its nominee and in such denominations to be specified by the Purchaser in connection with each exercise of the Warrants. Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Purchaser provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Purchaser of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Warrant Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Purchaser.

     (b) Subject to the provisions of this Agreement, the Company will permit the Purchaser to exercise its right to exercise the Warrants in the manner contemplated by the Warrants.

     (c) In lieu of delivering physical certificates representing the Securities, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Holder thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

(6)  CLOSING DATE.

     (a) The Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run. The first Installment Payment Date will occur simultaneously with the Closing Date, as provided in Annex I.

     (b) Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the Closing Date and on each subsequent Installment Payment Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

(7)  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Purchaser understands that the Company's obligation to sell the Shares to the Purchaser pursuant to this Agreement on the Closing Date and on each subsequent Installment Payment Date is conditioned upon:

     (a) The execution and delivery of this Agreement, the Joint Escrow Instructions, the Investor Questionnaire attached hereto as Annex IX and the Registration Rights Agreement by the Purchaser;

     (b) Delivery by the Purchaser to the Escrow Agent of good funds as payment in full of an amount equal to the Installment Payment due for the Shares in accordance with Annex I of this Agreement;

     (c) The accuracy on each Installment Payment Date of the representations and warranties of the Purchaser contained in this Agreement, each as if made on such date, and the performance by the Purchaser on or before such date of all covenants and agreements of the Purchaser required to be performed on or before such date; and

     (d) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

(8)   CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE.

     The Company understands that the Purchaser's obligation to purchase the Shares on the Closing Date and on each subsequent Installment Payment Date is conditioned upon:

     (a) The execution and delivery of this Agreement and the other Transaction Agreements by the Company;

     (b) Delivery by the Company to the Escrow Agent of the Certificates in accordance with this Agreement;

     (c) The accuracy in all material respects on each Installment Payment Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

     (d) On the Closing Date and on each subsequent Installment Payment Date, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder;

     (e) On the Closing Date, the Purchaser shall have received an opinion of counsel for the Company, dated as of the Closing Date (provided, however, that such counsel shall advise the Escrow Agent in writing after the Closing Date if the opinion issued on the Closing Date would not be issued on any subsequent Installment Payment Date), in form, scope and substance reasonably satisfactory to the Purchaser, substantially to the effect set forth in Annex V attached hereto;

     (f) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

     (g) From and after the date hereof to and including the Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; and (iii) no minimum prices shall been established for securities traded on the Principal Trading Market.

(9)  OPTION.

The Purchasers are hereby granted an option (the "Option") to purchase up to an additional One Million Three Hundred Thirty Three Thousand Three Hundred and Thirty Three (1,333,333) shares on the same terms and conditions as provided herein, including the attachment of warrants to the shares and registration rights. Such Option shall terminate at 5:00 p.m. New York City time on the date which is the six month anniversary of the final Installment Payment Date. Notwithstanding the foregoing, the Option shall terminate earlier if any changes are made to any law, rule or regulation that would prohibit or restrict the transactions contemplated by the Option, or requiring any consent or approval which shall not have been obtained.

(10) INDEMNIFICATION.

The Company agrees to indemnify and hold harmless each Purchaser and its officers, directors, employees, and agents, and each Purchaser Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which Purchaser, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Purchaser Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Purchaser's failure to perform any covenant or agreement contained in this Agreement or Purchaser's or its officers', directors', employees', agents' or Purchaser Control Persons' negligence, recklessness or bad faith in performing its obligations under this Agreement.

(11) JURY TRIAL WAIVER. The Company and the Purchaser hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

(12) GOVERNING LAW: MISCELLANEOUS.

     (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. The Company and each Purchaser hereby submit to the jurisdiction of any state court of competent jurisdiction in and for New York County, New York, or in the United States District Court for the Southern District of New York sitting at New York City in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of the action or proceeding may be heard and determined in any such court; agree not to bring any action or proceeding arising out of or relating to this Agreement in any other court; waive any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waive any bond, surety, or other security that might be required of any other party with respect thereto; and agree that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

     (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (c) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (d) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (e) A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     (f) This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     (g) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (h) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (i) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     (j) This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(13) NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

          i) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

          ii) the seventh business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

          iii) the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):



Company:          PROVECTUS PHARMACEUTICALS, INC.
                  at its address at the head of this Agreement
                  Attn: Tim Scott
                  Telephone No.: (865) 769-4011
                  Telecopier No.: (865) 769-4013

                  with a copy to:

                  Linda Crouch
                  Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. 207 Mockingbird Lane
                  Post Office Box 3038 CRS
                  Johnson City, TN 37602
                  Telephone No.: (423) 928-0181
                  Telecopier No.: (423) 928-5694

Purchaser:        To the addresses set forth on the Investor Questionnaires
                  attached hereto as Annex IX.

                  with a copy to:

                  Ezzat Jallad
                  FCIM Corp.
                  117 E. 57th Street, Suite 50C
                  New York, NY  10022
                  Telephone No.: (212) 332-1335

Escrow Agent:     McLaughlin & Stern, LLP
                  260 Madison Avenue
                  New York, NY  10016
                  Attn:  Steven W. Schuster

                  Telephone No.:  (212) 448-1100
                  Telecopier No.:  (212) 448-0066

(14) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Purchasers' representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Purchase Price, and shall inure to the benefit of the Purchaser and the Company and their respective successors and assigns.




                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed by the Purchasers as of the date set forth below.


                                        A.I. International Corporate Holdings,
                                        Ltd.

Date:   June 25            , 2004       By:  /s/ Rima Salam
      --------------------                 ------------------------------------
                                        Its:  Director
                                            -----------------------------------

                                        American Equity Consulting Services,
                                        Inc.

Date:   June 28            , 2004       By:  /s/ Don Rose
      ---------------------                ------------------------------------
                                        Its:   President
                                            -----------------------------------

                                        Castlerigg Master Investments, Ltd.


Date:    June 25           , 2004       By:  /s/ Tim O'Brien
      ---------------------                ------------------------------------
                                        Its: CFO of Sandell Asset Management
                                             Corporation as Advisor to
                                             Castlerigg Master Investments, Ltd.
                                            -----------------------------------


As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.


PROVECTUS PHARMACEUTICALS, INC.



By:  /s/ Timothy C. Scott
   ------------------------------------
Title:  President
      ---------------------------------
Date:   June 25           , 2004
     -------------------

                                     ANNEX I
                                PAYMENT SCHEDULE


First Installment Payment Date.................               June 25, 2004


Second Installment Payment Date................               July 16, 2004


Third Installment Payment Date.................               August 9, 2004







                                    ANNEX I

                                    ANNEX II
                        FORM OF COMMON STOCK CERTIFICATE
















                                    ANNEX II

                                    ANNEX III


                            JOINT ESCROW INSTRUCTIONS

                                  June 25, 2004

Steven W. Schuster
McLaughlin & Stern, LLP
260 Madison Avenue
New York, NY  10016

Dear Mr. Schuster:

As Escrow Agent for Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"); the "Purchasers" as that term is defined in the Securities Purchase Agreement (the "Purchase Agreement") dated as of June 25, 2004, to which a copy of these Joint Escrow Instructions is attached as Annex III; and the "Holders," as that term is defined in the Securities Redemption Agreement dated as of June 25, 2004 (the "Redemption Agreement"), to which a copy of these Joint Escrow Instructions is attached as Annex II, you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Purchase Agreement and the Redemption Agreement, in accordance with the instructions set forth below. All terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement and the Redemption Agreement.

   (15)   On the Closing Date, you are directed to:


    (a) Accept via wire transfer from the Purchasers the first Installment Payment of Three Hundred Thirty Three Thousand Three Hundred Thirty Two Dollars ($333,332) in the following amounts:


                           Purchaser                              Amount
          A.I. International Corporate Holdings, Ltd.            $166,666
                    ("A.I. International")
          Castlerigg Master Investments, Ltd.                    $166,666
                    ("Castlerigg")

    (b)   Accept the Debentures from the Holders;


    (c) Upon receiving all outstanding Debentures, wire transfer the first Redemption Installment Payment in the amount of Two Hundred Eight Thousand Three Hundred Thirty Three Dollars ($208,333) to the Holders pursuant to the following wire instructions:


                                   ANNEX III

         Holder                     Wiring Instructions               Amount
         ------                     -------------------               ------
         Martin Stern               Bank: M&T Bank                    $31,250
                                    Monsey, NY 10952
                                    ABA #: 022-000046
                                    Account #: 9830661378
         Huberfeld Family, LLC      Bank: HSBC Bank                   $31,250
                                    New York, NY
                                    ABA #: 021001088
                                    Account #: 134035364
         M/S Family Foundation      Bank: Sovereign Bank              $20,833
                                    Lakewood, NJ
                                    ABA #: 231372691
                                    Account #: 0381129152
         Eliezer Rosenthal          Bank: Wachovia Bank               $20,833
                                    Lakewood, NJ
                                    ABA #: 031201467
                                    Account #: 1010083515051
         Platinum Partners Value    Bank: HSBC                       $104,167
         Arbitrage LP               New York, NY
                                    ABA #: 021001088
                                    Account #: 134734149
                                    ATTN: Joann

    (d) Wire transfer the cash portion of the Commission in the amount of Sixteen Thousand Six Hundred Sixty Six Dollars ($16,666) to Baker Consulting, Inc. pursuant to the following wire instructions:


              Bank of America                       Swift Code BOFAUS6S
              31 Orinda Way                         Routing # 121000358
              Orinda, CA 94563-2538                 Account # 0745201038
              (925) 253-4732

    (e) Wire transfer the attorney's fees in the amount of Fifteen Thousand Dollars ($15,000) to A.I. International pursuant to the following wire instructions:


              JP Morgan Chase, New York
              ABA # 021000021
              In favor of Banque de la Mediteranee (Suisse) sa, Geneva
              Account # 544-7-46222
              Swift Code CHASUS33
              For further credit to: A.I. International Corporate Holdings, Ltd. Account # 1030782

                                   ANNEX III

    (f) Wire transfer the remaining amount of Ninety Three Thousand Three Hundred Thirty Three Dollars ($93,333) to the Company pursuant to the following wire instructions:


              First Tennessee Bank - Memphis, Tennessee
              Branch:  Karns, Tennessee
              ABA # 084000026
              Account # 100777125


    (g) Upon receiving confirmation from the Company that the wire transfer Ninety Three Thousand Three Hundred Thirty Three Dollars ($93,333) has been received, deliver to the Purchasers the Common Stock Certificates and Warrants representing the Common Stock of the Company as follows:


                                                               Number of
                Purchaser             Amount of Shares         Warrants
             A.I. International            222,222             222,222
                 Castlerigg                222,222             222,222

   (16)   On the second scheduled Installment Payment Date, you are directed to:


    (a) Accept via wire transfer from the Purchasers the second Installment Payment of Three Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars ($333,333) in the following amounts:


                       Purchaser                              Amount
                  A.I. International                         $111,111
                      Castlerigg                             $111,111
          American Equity Consulting Services, Inc.          $111,111
                   ("American Equity")

    (b) Wire transfer the second Redemption Installment Payment in the amount of Two Hundred Eight Thousand Three Hundred Thirty Three Dollars ($208,333) to the Holders pursuant to the following wire instructions:


          Holder              Wiring Instructions              Amount
          Martin Stern        Bank: M&T Bank                   $31,250
                              Monsey, NY 10952
                              ABA #: 022-000046
                              Account #: 9830661378

                                   ANNEX III

          Huberfeld Family, LLC      Bank: HSBC Bank                  $31,250
                                     New York, NY
                                     ABA #: 021001088
                                     Account #: 134035364
          M/S Family Foundation      Bank: Sovereign Bank             $20,833
                                     Lakewood, NJ
                                     ABA #: 231372691
                                     Account #: 0381129152
          Eliezer Rosenthal          Bank: Wachovia Bank              $20,833
                                     Lakewood, NJ
                                     ABA #: 031201467
                                     Account#: 1010083515051
          Platinum Partners Value    Bank: HSBC                      $104,167
          Arbitrage LP               New York, NY
                                     ABA #: 021001088
                                     Account #: 134734149
                                     ATTN: Joann

   (c) Wire transfer the cash portion of the Commission in the amount of Sixteen Thousand Six Hundred Sixty Seven Dollars ($16,667) to Baker Consulting, Inc. pursuant to the wire instructions in Section 1(d);


   (d) Wire transfer the remaining amount of One Hundred Eight Thousand Three Hundred Thirty Three Dollars ($108,333) to the Company pursuant to the wire instructions in Section 1(e); and


   (e) Upon receiving confirmation from the Company that the wire transfer of $108,333 has been received, deliver to the Purchasers the Common Stock Certificates and Warrants representing the Common Stock of the Company as follows:


                                                                   Number of
                  Purchaser             Amount of Shares           Warrants
             A.I. International              148,148                148,148
                 Castlerigg                  148,148                148,148
              American Equity                148,148                148,148

   (17)    On the third scheduled Installment Payment Date, you are directed to:

                                   ANNEX III

   (a) Accept via wire transfer from the Purchasers the third Installment Payment of Three Hundred Thirty Three Thousand Three Hundred Thirty Two Dollars ($333,332) in the following amounts:


                     Purchaser                                   Amount
                A.I. International                              $55,555
                    Castlerigg                                  $55,555
          American Equity Consulting Services, Inc.
                ("American Equity")                            $222,222

   (b) Wire transfer the third Redemption Installment Payment in the amount of Two Hundred Eight Thousand Three Hundred Thirty Four Dollars ($208,334) to the Holders pursuant to the following wire instructions:


          Holder                       Wiring Instructions          Amount
          Martin Stern                 Bank: M&T Bank               $31,250
                                       Monsey, NY 10952
                                       ABA #: 022-000046
                                       Account #: 9830661378
          Huberfeld Family, LLC        Bank: HSBC Bank              $31,250
                                       New York, NY
                                       ABA #: 021001088
                                       Account #: 134035364
          M/S Family Foundation        Bank: Sovereign Bank         $20,834
                                       Lakewood, NJ
                                       ABA #: 231372691
                                       Account #: 0381129152
          Eliezer Rosenthal            Bank: Wachovia Bank          $20,834
                                       Lakewood, NJ
                                       ABA #: 031201467
                                       Account #: 1010083515051
          Platinum Partners Value      Bank: HSBC                  $104,166
          Arbitrage LP                 New York, NY
                                       ABA #: 021001088
                                       Account #: 134734149
                                       ATTN: Joann

   (c) Wire transfer the cash portion of the Commission in the amount of Sixteen Thousand Six Hundred Sixty Six Dollars ($16,666) to Baker Consulting, Inc. pursuant to the wire instructions in Section 1(d);

                                   ANNEX III

   (d) Wire transfer the remaining amount of One Hundred Eight Thousand Three Hundred Thirty One Dollars ($108,331) to the Company pursuant to the wire instructions in Section 1(e);


   (e) Upon receiving confirmation from the Company that the wire transfer of $108,331 has been received, deliver to the Purchasers the Common Stock Certificates and Warrants representing the Common Stock of the Company as follows:


                                                                  Number of
                  Purchaser            Amount of Shares           Warrants
             A.I. International             74,074                  74,074
                 Castlerigg                 74,074                  74,074
               American Equity             296,296                 296,296


   (f)    Deliver the Debentures to the Company for cancellation.


     (18) You are directed to retain the Debentures in your possession between the Closing Date and the third scheduled Installment Payment Date. In the event that the Company does not receive either of the second or third Installment Payments, you are directed to:


     (a)   Deliver the Debentures to the Company for cancellation;

     (b) Accept from the Company reissued debentures in amounts according to that portion of the debentures for which payment has not been made, pro rata according to each Holder's interest in the Debentures immediately prior to the Surrender;

     (c)  Deliver such reissued Debentures to the Holders.


     (19) In the event that the Purchasers elect to exercise the Option set forth in Section 9 of the Purchase Agreement, the Purchasers will give to the Company and you a written notice specifying the time for a closing thereunder. Such written notice of exercise shall be received by the Company and you at least fifteen (15) days in advance of the specified closing.


     (20) This escrow shall terminate upon the performance in full of the Agreement.



     (21) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

                                   ANNEX III

     (22) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.


     (23) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.


     (24) You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.


     (25) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.


     (26) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.


     (27) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery including delivery by express courier, or four (4) days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties entitled to such notice at the following addresses, or at such other addresses as a party may designate by ten (10) days' advance written notice to each of the other parties hereto.

                                   ANNEX III

COMPANY:
PROVECTUS PHARMACEUTICALS, INC.
7327 Oak Ridge Highway, Suite A
Knoxville, TN  37931
Attn: Tim Scott
Telephone No.: (865) 769-4011
Telecopier No.: (865) 769-4013

with a copy to:


Linda Crouch
Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
207 Mockingbird Lane
Post Office Box 3038 CRS
Johnson City, TN 37602
Telephone No.: (423) 928-0181
Telecopier No.: (423) 928-5694


Purchasers:                To the notice addresses on Exhibit A hereto.


with a copy to:            Ezzat Jallad
                           FCIM Corp.
                           117 E. 57th Street, Suite 50C
                           New York, NY  10022
                           Telephone No.:  (212) 332-1335

Holders:                   To the notice addresses on Exhibit B hereto.


Escrow Agent:              McLaughlin & Stern, LLP
                           260 Madison Avenue
                           New York, NY  10016
                           Attn:  Steven W. Schuster
                           Telephone No.:  (212) 448-1100
                           Telecopier No.:  (800) 203-1556

     (28) Each party hereto agrees to reimburse you for all actual expenses incurred by you in acting hereunder and to indemnify you and to hold you harmless against any loss, liability and expense incurred without gross negligence or bad faith on your part arising out of or in connections with the acceptance or administration by you of your duties hereunder, including the costs and expenses of defending yourself against any claim of liability hereunder.


     (29) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Purchase Agreement or the Redemption Agreement.

                                   ANNEX III

     (30) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


     17. This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of Tennessee, as such laws are applied by Tennessee courts to contracts made and to be performed entirely in Tennessee by residents of that state.


IN WITNESS WHEREOF, these Joint Escrow Instructions have been duly executed by the Company, the Escrow Agent and the Purchasers as of the date set forth below.

                                   PROVECTUS PHARMACEUTICALS, INC.

                                   By:
                                      -----------------------------------------
                                   Title:
                                         --------------------------------------
                                   Date:                              , 2004
                                        -----------------------------


                                   ESCROW AGENT:

                                   -----------------------------------------
                                   Steven W. Schuster
                                   Date:                              , 2004
                                        -----------------------------



                                     A.I. International Corporate Holdings,
                                     Ltd.

Date:                   , 2004       By:
     -------------------                ---------------------------------------
                                     Its:
                                         --------------------------------------


                                     American Equity Consulting Services,
                                     Inc.

Date:                   , 2004       By:
     -------------------                ---------------------------------------
                                     Its:
                                         --------------------------------------


                                     Castlerigg Master Investments, Ltd.


Date:                    , 2004      By:
     --------------------               ---------------------------------------
                                     Its:
                                         --------------------------------------

                                   ANNEX III

IN WITNESS WHEREOF, these Joint Escrow Instructions have been duly executed by the Holders as of the date set forth below.


                                         Martin Stern

Date:                       , 2004
      ---------------------              --------------------------------------

                                         Eliezer Rosenthal

Date:                       , 2004
      ----------------------             --------------------------------------

                                         Huberfeld Family, LLC

Date:                       , 2004       By:
      ----------------------                -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                         Platinum Partners Value Arbitrage Fund
                                         LP
Date:                       , 2004       By:
      ----------------------                -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                         M/S Family Foundation

Date:                       , 2004       By:
      ----------------------                -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------



                                   ANNEX III

                                    EXHIBIT A
                                    ---------
                            Purchase Notice Addresses


            Purchaser                                 Notice Address
            ---------                                 --------------

A.I. International Corporate Holdings, Ltd.    Arawak Chambers
                                               Sea Meadow House
                                               Blackburne Highway
                                               Roadtown, Tortola
                                               British Virgin Islands

 American Equity Consulting Services, Inc.     1078 Route 112 # 183
                                               Port Jefferson Station, NY  11776

 Castlerigg Master Investments, Ltd.           1251 Avenue of the Americas
                                               New York, NY  10020





                                   ANNEX III

                                    EXHIBIT B
                                    ---------
                             Holder Notice Addresses

              Holder                                    Notice Address
              ------                                    --------------
 Martin Stern                                    9 Meadowbrook Lane
                                                 Monsey, NY  10952

 Huberfeld Family, LLC                           152 W. 57th Street, 54th Floor
                                                 New York, NY  10019

 Platinum Partners Value Arbitrage Fund LP       152 W. 57th Street, 54th Floor
                                                 New York, NY  10019

 M/S Family Foundation                           242 4th Street
                                                 Lakewood, NJ  08701

 Eliezer Rosenthal                               260 Oak Knoll Road
                                                 Lakewood, NJ  08701


                                   ANNEX III

                                    ANNEX IV

                          REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June 25, 2004 (the "Effective Date"), among PROVECTUS
PHARMACEUTICALS, INC., a Nevada corporation (the "Company") and A.I. INTERNATIONAL CORPORATE HOLDINGS, LTD.; AMERICAN EQUITY CONSULTING SERVICES, INC.; AND CASTLERIGG MASTER INVESTMENTS, LTD. (the "Purchasers"). Capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Securities Purchase Agreement between the Company and the Purchasers dated June 25, 2004 (the "Purchase Agreement").

                                    RECITALS

     A. The Purchasers have entered into a Subscription Agreement with the Company pursuant to which the Purchasers have agreed to purchase Common Stock in the amount set forth in such Subscription Agreements. Pursuant to the Purchase Agreement, the Company has agreed to issue Warrants to the Purchasers in the amount set forth in the Purchase Agreement.

     B. As a condition to the purchase of the Common Stock and the potential exercise of Warrants by the Purchasers, the parties have agreed to enter into this Agreement.

                                    AGREEMENT

     THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     (1) Definitions and Interpretation

     (a) Certain Definitions

     As used in this Agreement, the following capitalized terms shall have the following meanings:

(i) "Prospectus" means the prospectus included in any Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto and all material incorporated by reference therein.

(ii) "Purchase Price" means the aggregate purchase price paid by the Purchasers for the Common Stock issued to the Purchasers pursuant to the Subscription Agreements. Notwithstanding the foregoing, the Purchase Price shall exclude the value of any shares sold or otherwise disposed of by the Purchasers prior the Required Filing Date.

(iii) "Registrable Securities" means the Shares and the Warrants and any shares or other securities of the Company issued or issuable with respect thereto upon any stock split, stock dividend, recapitalization or similar event, excluding shares or other securities sold or transferred pursuant to an effective registration statement,sold or otherwise transferred pursuant to Rule 144 under the 1933 Act, sold or otherwise transferred pursuant to a transfer not requiring

                                    ANNEX IV
registration under the 1933 Act, held by a Purchaser who at such time is not an Affiliate of the Company and that are eligible for sale pursuant to Rule 144(k) under the 1933 Act, and held by a Purchaser who at such time is an Affiliate of the Company if all of such shares or other securities are eligible for sale pursuant to Rule 144 under the 1933 Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the 1933 Act.

(iv) "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including all applicable registration and filing fees imposed by the SEC and any securities exchange or market on which the Registrable Securities are required to be listed and/or quoted, as the case may be, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the National Association of Securities Dealers, Inc. ("NASD"), all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing Purchaser or any underwriter or agent acting on behalf of Purchaser (other than the Broker), and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by Purchaser, all of which shall be borne by Purchaser in all cases.

(v) "Registration Statement" means a registration statement of the Company (and any other entity required to be a registrant pursuant to the requirements of the 1933 Act) covering all or a part of the Registrable Securities under the 1933 Act for which the Company is eligible, including all amendments (including post-effective amendments), exhibits and materials incorporated by reference therein.

(vi) "SEC" means the United States Securities and Exchange Commission.

(vii) "Shelf Registration Statement" shall mean a Registration Statement on Form S-3 (or any successor form) filed pursuant to Rule 415 of Regulation C promulgated under the 1933 Act (or any successor rule).

     (b) Rules of Interpretation

(i) Each term defined in the singular form in Section or elsewhere in this Agreement means the plural thereof whenever the plural form is used, and each term defined in the plural form means the singular thereof whenever the singular form is used. The use of a pronoun of any gender is applicable to all genders.

                                    ANNEX IV

(ii) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in any other certificate, report or document made or delivered pursuant hereto.

(iii) A reference to any agreement, document or instrument refers to the agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and as permitted herein.

(iv) Except as otherwise specified, a reference to any applicable law refers to the law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, and to any rules and regulations promulgated thereunder; and a reference to any section or other provision of any applicable law refers to that provision of the law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of the referenced section or other provision.

(v) All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the Uniform Commercial Code as enacted in the State of Nevada and not specifically defined herein are used herein as defined therein.

     (c) Construction

     The headings preceding the text of the sections of this Agreement and the exhibits hereto are for convenience only and shall not be deemed part of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party.

     (2) Required Registration

     (a) Required Registration

     Within forty-five (45) days after the final Installment Payment made pursuant to the payment schedule set forth in Annex I of the Purchase Agreement (the "Final Installment Payment") is received by the Company (the "Required Filing Date"), the Company shall be required to file a Registration Statement to register the Registrable Securities (a "Required Registration") and shall use its best efforts to cause such Registration Statement to be declared effective by the SEC within one-hundred and five (105) days after the receipt by the Company of the Final Installment Payment (the "Required Effectiveness Date"). The Company may elect, at its option, to file such Registration Statement as a shelf registration pursuant to Rule 415 of Regulation C promulgated under the 1933 Act (or any successor rule). Thereafter, the Company may elect to include in such registration additional Common Stock to be issued by the Company. The Company represents that as of the date of this agreement, it will be required to register approximately Three Million Seven Hundred Thousand (3,700,000) shares on the Registration Statement, including the Registrable Securities.

     (b) Exercise of Option

     If the  Purchasers  exercise  all or any  part of the  Option  provided  in
Section 9 of the Purchase Agreement prior to the time that the Registration Statement is declared effective by the SEC, the Company will amend the

                                    ANNEX IV

Registration Statement to include the shares being purchased pursuant to the exercise of the Option and the shares underlying the warrants related thereto.

     (c) Effective Registration and Expenses

     The Company shall promptly notify the Purchasers of the date and time of declaration of effectiveness of such Registration Statement. In a registration initiated as a Required Registration, the Company shall pay the Registration Expenses incurred in connection therewith.

     (d) Penalties

(i) If the Registration Statement covering the Registrable Securities is not filed with the SEC by the Required Filing Date, or if the Registration Statement covering the Registrable Securities is not declared effective by the SEC by the Required Effectiveness Date, the Company shall pay penalties (the "Penalties" and respectively the "Filing Penalty" and the "Effectiveness Penalty") as described below. Such Penalties shall be paid in shares of Common Stock valued at $.75 per share (the "Penalty Shares") and a warrant identical to the Warrant for the purchase of a number of shares equal to the number of Penalty Shares.

(ii) If the Registration Statement covering the Registrable Securities is not filed with the SEC by the Required Filing Date, the Filing Penalty to be paid by the Company to the Purchaser shall be determined as of each Filing Computation Date (as defined below) and such amount shall be equal to the Filing Penalty Percentage (as defined below) of the Purchase Price for the period from the date following the Required Filing Date to the first relevant Filing Computation Date, and thereafter to each subsequent Filing Computation Date (prorated on a daily basis if such period is less than thirty (30) days). The "Filing Penalty Percentage" means (A) two percent (2%) of the Purchase Price for the first Filing Computation Date after the Required Filing Date and (B) two percent (2%) of the Purchase Price for each Filing Computation Date thereafter. By way of illustration and not in limitation, if the Registration Statement is not filed before the Required Filing Date but is instead filed 60 days after the Required Filing Date, the Filing Penalty will be an aggregate of four percent (4%) of the Purchase Price for the Shares (2% for the first 30 days after the Required Filing Date and 2% for the second 30 days after the Required Filing Date).

(iii) If the Registration Statement covering the Registrable Securities is not declared effective by the SEC by the Required Effectiveness Date, the Effectiveness Penalty to be paid by the Company to the Purchaser shall be determined as of each Effectiveness Computation Date (as defined below) and such amount shall be equal to the Effectiveness Penalty Percentage (as defined below) of the Purchase Price for the period from the date following the Required Effectiveness Date to the first relevant Effectiveness Computation Date, and thereafter to each subsequent Effectiveness Computation Date (prorated on a daily basis if such period is less than thirty (30) days). The "Effectiveness Penalty Percentage" means (A) two percent (2%) of the Purchase Price for the first Effectiveness Computation Date after the Required Effectiveness Date and
(B) two percent (2%) of the Purchase Price for each Effectiveness Computation Date thereafter.

                                    ANNEX IV

(iv) "Filing Computation Date" means (A) the date which is thirty (30) days after the Required Filing Date, and (B) each date which is thirty (30) days after the previous Filing Computation Date.

(v) "Effectiveness Computation Date" means (A) the date which is thirty (30) days after the Required Effectiveness Date, and (B) each date which is thirty
(30) days after the previous Effectiveness Computation Date.

(vi) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the filing or effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Purchasers or their counsel.

     (3) Registration Procedures

     (a) Obligations of Company

     In connection with the obligations of the Company with respect to the registration of the Registrable Securities contemplated herein, the Company shall:

(i) prepare and file with the SEC such amendments and supplements (including required periodic reporting filings under the 1934 Act) to such Registration Statement and Prospectus included therein as may be necessary to keep such Registration Statement effective for the applicable period; cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the 1933 Act; respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Purchasers thereof. The Company shall keep the Registration Statement effective at all times during the period continuing until the earlier of (i) the date when the Purchasers may sell all Registrable Securities under Rule 144 without volume or other restrictions or limits or (ii) the date the Purchasers no longer own any of the Registrable Securities. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in the sentence above (i) to the extent that the Company is in possession of material non-public information (such that it has been advised by counsel that a failure to disclose such information would constitute a material omission from the prospectus) and it delivers written notice to each such Purchaser of Registrable Securities to the effect that such selling Purchaser may not make offers or sales under the Registration Statement for a period not to exceed 30 days from the date of such notice, or has executed a letter of intent for a material merger, acquisition or disposition transaction and it delivers written notice to each such Purchaser of Registrable Securities to the effect that such selling Purchaser may not make offers or sales under the Registration Statement for a period not to exceed 60 days from the date of such notice; provided, however, that the Company may deliver only two such notices

                                    ANNEX IV
within any 12-month period, or (ii) to the extent that such registration would require initial or continuing disclosure of events or proceedings yet unreported that, in the opinion of the Board of Directors of the Company, would not be in the best interests of the Company and its stockholders and such disclosure is not otherwise required under applicable law (including applicable securities laws), and the Company delivers written notice to each such Purchaser of Registrable Securities to the effect that such selling Purchaser may not make offers or sales for a period not to exceed 60 days from the date of such notice; provided, however, that the Company may deliver only one such notice within any 365-day period. The Purchasers shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Purchaser and the method of distribution in a post-effective amendment to the Registration Statement or a supplement to the Prospectus. Such Purchaser also shall notify the Company in writing upon completion of such offer or sale or at such time as such Purchaser no longer intends to make offers or sales under the Registration Statement;

(ii) use its best efforts to register or qualify the Registrable Securities by the time the Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Purchaser of Registrable Securities covered by the Registration Statement shall reasonably request in writing and keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by a Purchaser that has delivered a Registration Notice to the Company, whichever is shorter; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register, subject itself to taxation in any such jurisdiction, or file a general consent to service of process in any such jurisdiction;

(iii) notify each selling Purchaser of Registrable Securities promptly and, if requested by such Purchaser, confirm in writing, when the Registration Statement and any post-effective amendments thereto have become effective, when any amendment or supplement to the Prospectus has been filed with the SEC, of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and of the happening of any event during the period the Registration Statement is effective as a result of which such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be obligated to prepare and furnish any prospectus supplements or amendments relating to any material nonpublic information at any such time as the Board of Directors of the Company has determined that, for good business reasons, the disclosure of such material nonpublic information at that time would be materially detrimental to the Company in the circumstances and is not otherwise required under applicable law (including applicable securities laws); provided, further, that the Company may only delay its obligations pursuant to the aforementioned proviso for a period of 60 days in any 180-day period;

                                    ANNEX IV

(iv) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any part thereof as promptly as possible;

(v) cooperate with the selling Purchasers of Registrable Securities to facilitate the timely preparation and delivery of unlegended certificates representing Registrable Securities to be sold; and enable unlegended certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Purchasers may reasonably request at least two business days prior to any sale of Registrable Securities;

(vi) use its best efforts to maintain the listing of the Common Stock on the securities market on which the Common Stock are now listed or on another national securities exchange or national market system, as those terms are used under the 1934 Act;

(vii) use its best efforts to cause all Registrable Securities to be listed on any securities market or exchange on which similar securities issued by the Company are then listed; and

(viii) provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement.

(ix) permit a single firm of counsel designated by the Purchasers to review the Registration Statement and all amendments and supplements thereto a reasonable period of time (but not less than three (3) business days) prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects (a "Disputed Document"); provided, however, that if Purchaser's counsel objects to such a Disputed Document, the Required Filing Date and the Required Effectiveness Date provided in Section 2.01 above shall be extended for such period of time as it requires for the Company's counsel and Purchaser's counsel to agree on changes to such Disputed Document. The Company shall be responsible for payment of legal fees to the Purchaser's counsel for review of the Registration Statement in a maximum amount of $2,000.

     (b) Information to be Provided

     The Company may require each Purchaser of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Purchaser of such Registrable Securities as the Company may from time to time reasonably request in writing.

     (c) Duties of Purchaser

     In connection with and as a condition to the Company's obligations with respect to any Registration Statement, each Purchaser covenants and agrees that:

(i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective;

(ii) upon receipt of any notice from the Company contemplated by Section 3.01(a) or (c), such Purchaser shall not offer or sell any Registrable Securities pursuant to the Registration Statement until, in the sole discretion of the

                                    ANNEX IV

Company, the event no longer precludes sale or such Purchaser receives copies of the supplemented or amended Prospectus contemplated by Section 3.01(c) and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Purchaser will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Purchaser's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice; and

(iii) the Purchaser and any of its officers, directors or affiliates, if any, shall comply with the provisions of Regulation M under the 1934 Act, or any successor regulations, as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement and shall enter into such written agreements as the Company shall request to ensure compliance with this Section.

     (4) Indemnification; Contribution

     (a) Indemnification by the Company

     The Company agrees to indemnify and hold harmless each Purchaser and its officers and directors and each Person, if any, who controls any Purchaser within the meaning of Section 15 of the 1933 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which such Purchaser, officer, director or controlling Person may become subject under the 1933 Act or otherwise that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or incurred in connection with any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission contained in any Registration Statement, if such settlement is effected with the written consent of the Company; and

(iii) subject to the limitations set forth in Section 4.01(e), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under Sections or;

                                    ANNEX IV

(iv) any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any registration, qualification, or compliance of the Registrable Securities or any other capital stock of the Company;

(v) provided, however, that the indemnity provided pursuant to this Section shall not apply to any amounts paid in settlement of any such loss, liability, claim, damage or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld), or to any Purchaser with respect to any of the foregoing in this Section that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in any Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto, or the Purchaser's or an underwriter's failure to deliver a copy of any Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished the Purchaser or underwriter with the requested number of copies of the same.

     (b) Indemnification by Purchasers

     Each Purchaser severally agrees to indemnify and hold harmless the Company and the other selling Purchasers, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Purchaser within the meaning of Section 15 of the 1933 Act, to the same extent as the indemnity contained in Section 4.01, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling Purchaser for use therein relating to the Purchaser's status as a selling security Purchaser, Purchaser's failure to deliver a copy of any Registration Statement or Prospectus or any amendments or supplements thereto, to the extent such delivery is required to be made by Purchaser and after the Company has furnished Purchaser with the requested number of copies of the same, or the breach of any covenant contained in Section 3.03.

     (c) Conduct of Indemnification Proceedings

     Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against the indemnified party in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under the indemnity agreement provided in Sections 4.01 or 4.02, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Sections 4.01 or 4.02. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the

                                    ANNEX IV
defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 4.03.

     (d) Contribution

(i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 4 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Purchasers shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Purchasers, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Purchasers on the other (in such proportions that the selling Purchasers are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(ii) Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4.04(b), each Person, if any, who controls a Purchaser within the meaning of Section 15 of the 1933 Act and directors and officers of a Purchaser shall have the same rights to contribution as such Purchaser, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

                                    ANNEX IV

     (e) Survival of Provisions

     The obligations of the Company and Purchasers under this Section shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (5) Rule 144 Reporting

     With a view to making available to each Purchaser the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(i) make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act;

(ii) file with the SEC, in a timely manner, all reports and other documents required of the Company under the 1934 Act; and

(iii) so long as a Purchaser owns any Registrable Securities, furnish to such Purchaser forthwith upon request a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents as a Purchaser reasonably may request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

     (6) Transfer of Shares

     (a) Restrictions

(i) Purchaser agrees not to make any disposition of all or any portion of the Common Stock or Registrable Securities unless and until:

          (1) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (2) the Purchaser shall have notified the Company of the proposed disposition and furnished the Company with a statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company and its counsel that such disposition will not require registration of such Registrable Securities under the 1933 Act.

(ii) The Purchaser agrees to not engage in hedging activities or engage in short sales of the Company's Common Stock for so long as Purchaser owns any Registrable Securities.

                                    ANNEX IV

          (b) Legends

(i) Unless otherwise permitted by the provisions of this Agreement, each certificate representing Common Stock or Registrable Securities shall be stamped or otherwise imprinted with a legend substantially similar to the following (the "Private Placement Legend"), in addition to any legend required under applicable state securities laws:

     [Neither the Warrant represented hereby nor the shares issuable upon the exercise of this Warrant have] [The Shares represented by this Certificate have not] been registered under the 1933 Act of 1933, as amended (the "1933 Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under the 1933 Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required.

(ii) Upon the exchange or replacement of Shares or Registrable Securities bearing the Private Placement Legend, the Company shall deliver only Shares or Registrable Securities, as applicable, that bear the Private Placement Legend, unless: such transfer or exchange is effected pursuant to an effective registration statement under the 1933 Act; or in the case of Shares, such Shares were acquired pursuant to an effective registration statement under the 1933 Act; or there is delivered to the Company an opinion of counsel reasonably satisfactory to the Company and its counsel that such disposition will not require registration of such Shares under the 1933 Act..

(iii) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

          (c) Transfer of Rights to Subsequent Purchasers

     Subject to the foregoing restrictions, the Company and the Purchaser hereby agree that any transferee and/or subsequent Purchaser of Registrable Securities shall be entitled to all benefits and subject to all obligations hereunder as a Purchaser of Registrable Securities. By its acceptance of any Shares or Registrable Securities bearing the Private Placement Legend, each Purchaser acknowledges the restrictions on transfer of the Common Stock and Registrable Securities, as applicable, set forth in this Agreement and agrees that it shall transfer the Common Stock or Registrable Securities, as applicable, only as provided in this Agreement.

     (7) General Provisions

     (a) Amendments and Waivers

     The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Purchasers of a majority of the outstanding Registrable Securities (treating for the purpose of such computation the Purchasers of Warrants as the Purchasers

                                    ANNEX IV
of Registrable Securities issuable upon exercise of the Warrants). Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section shall be provided by the Company to each Purchaser of Registrable Securities at least 30 days prior to the effective date of such amendment, modification, supplement, waiver or consent.

     (b) Successors and Assigns

     This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including subsequent Purchasers without the need for an express assignment. If any successor, assignee or transferee of any Purchaser shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     (c) Specific Performance

     The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

     (d) Notices

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made (x) upon actual receipt, when given by hand or confirmed facsimile or electronic mail transmission, (y) one day after delivery to the carrier, when given by overnight delivery service or
(z) two days after mailing, when given by first-class registered or certified mail, postage prepaid, return receipt requested; in any case to the following address, or to such other address as a party, by notice to the other parties given pursuant to this Section , may designate from time to time:

     (a) If to Purchasers, to the addresses set forth in Exhibit A attached hereto, with a copy to Ezzat Jallad, as representative for the Purchasers, at the address set forth in the Purchase Agreement.

                                    ANNEX IV

     (b)  If to the Company, to:            With a copy to:
          Provectus Pharmaceuticals, Inc.   Baker, Donelson, Bearman, Caldwell &
                                               Berkowitz, PC
          Attention: President              Attention: Linda Crouch
          7327 Oak Ridge Highway, Suite A   207 Mockingbird Lane
          Knoxville, TN 37931               PO Box 3038 CRS
          Facsimile: 865.539.9654           Johnson City, TN  37602
                                            Facsimile:  (423) 928-5694

     (e) Governing Law; Venue of Actions

(i) This Agreement shall be governed and construed in accordance with the internal laws of the State of New York as applied to contracts made and performed within the State of New York, without regard to the principles thereof regarding resolution of conflicts of law.

(ii) The Company and each Purchaser hereby submit to the jurisdiction of any state court of competent jurisdiction in and for New York County, New York, or in the United States District Court for the Southern District of New York sitting at New York in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of the action or proceeding may be heard and determined in any such court; agree not to bring any action or proceeding arising out of or relating to this Agreement in any other court; waive any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waive any bond, surety, or other security that might be required of any other Party with respect thereto; and agree that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

     (f) Entire Agreement

     This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (g) Severability

     In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (h) Counterparts

     This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                    * signatures appear on following page *

                                    ANNEX IV

                                   Signatures

     IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement to be as of the Effective Date.


                                      PROVECTUS PHARMACEUTICALS, INC., a
                                      Nevada corporation

                                        By:

                                        Name:

                                        Title:


IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by the Purchasers as of the date set forth below.


                                          A.I. International Corporate Holdings,
                                          Ltd.

Date:                       , 2004        By:
      ----------------------                 -----------------------------------
                                          Its:
                                              ----------------------------------

                                          American Equity Consulting Services,
                                          Inc.

Date:                       , 2004        By:
      ----------------------                 -----------------------------------
                                          Its:
                                              ----------------------------------

                                          Castlerigg Master Investments, Ltd.


Date:                       , 2004        By:
      ----------------------                 -----------------------------------
                                          Its:
                                              ----------------------------------


                                    ANNEX IV

                                    EXHIBIT A
                                    ---------

                                   PURCHASERS

              Purchaser                               Notice Address
              ---------                               --------------

A.I. International Corporate Holdings, Ltd.    Arawak Chambers
                                               Sea Meadow House
                                               Blackburne Highway
                                               Roadtown, Tortola
                                               British Virgin Islands

American Equity Consulting Services, Inc.      1078 Route 112 # 183
                                               Port Jefferson Station, NY  11776

Castlerigg Master Investments, Ltd.            1251 Avenue of the Americas
                                               New York, NY  10020





                                    ANNEX IV

                                     ANNEX V
                               OPINION OF COUNSEL




















                                    ANNEX V

                                    ANNEX VI
                          COMPANY DISCLOSURE MATERIALS

                                      None.
















                                    ANNEX VI

                                    ANNEX VII
                   COMPANY'S SEC DOCUMENTS AVAILABLE ON EDGAR


                          10QSB            05/17/2004
                          DEF 14A          04/29/2004
                          S-2/A            04/07/2004
                          10KSB/A          03/30/2004
                          10KSB            03/30/2004
                          8-K/A            03/25/2004
                          4                03/10/2004
                          4                03/01/2004
                          4                03/01/2004
                          4                03/01/2004
                          3                02/25/2004
                          S-2              02/12/2004
                          RW               02/11/2004
                          S-3              01/16/2004
                          8-K              12/15/2003
                          4                12/10/2003
                          REGDEX           12/04/2003
                          8-K              12/02/2003
                          10QSB            11/14/2003
                          S-8              10/01/2003
                          10QSB            08/14/2003
                          8-K              06/26/2003
                          4                06/18/2003
                          4                06/02/2003
                          4                05/30/2003
                          4                05/30/2003
                          4                05/30/2003
                          4                05/30/2003
                          8-K              05/22/2003
                          10QSB            05/09/2003
                          DEF 14A          04/30/2003
                          PRER14A          04/21/2003
                          10KSB            04/15/2003
                          PRE 14A          04/08/2003
                          NT 10-K          03/27/2003
                          8-K/A            01/09/2003
                          8-K              01/03/2003
                          8-K              12/20/2002
                          8-K              12/10/2002
                          8-K              11/27/2002
                          10QSB            11/15/2002
                          S-8              09/17/2002
                          10QSB/A          09/03/2002
                          8-K              08/20/2002
                          10QSB/A          08/15/2002
                          10-Q             08/14/2002

                                   ANNEX VII

                                   ANNEX VIII
                                 FORM OF WARRANT

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                         PROVECTUS PHARMACEUTICALS, INC.

                          COMMON STOCK PURCHASE WARRANT

1. Issuance; Certain Definitions. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by PROVECTUS
PHARMACEUTICALS,     INC.,    a    Nevada     corporation    (the    "Company"),
_____________________________ or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 p.m., New York City time, on ___________________2004, ________________________ (______) fully paid and nonassessable shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), at an initial exercise price per share (the "Exercise Price") of $1.00 per share, subject to further adjustment as set forth herein. Capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Securities Purchase Agreement between the Company and the Holder dated June 25, 2004 (the "Agreement").

2. Exercise of Warrants.

     2.1 Method of Exercise.

     (a) This Warrant is exercisable in whole or in part at any time and from time to time. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant) as provided in this paragraph. The date such Notice of Exercise is faxed to the Company shall be the "Exercise Date," provided that the Holder of this Warrant tenders this Warrant Certificate to the Company within five (5) business days thereafter. The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of shares then being purchased pursuant to such exercise. Upon surrender of this Warrant Certificate, together with appropriate payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

                                   ANNEX VIII

     (b) If the Notice of Exercise form elects a "cashless" exercise, the Holder shall thereby be entitled to receive a number of shares of Common Stock equal to (x) the excess of the Current Market Value (as defined below) over the total cash exercise price of the portion of the Warrant then being exercised, divided by (y) the Market Price of the Common Stock as of the trading day immediately prior to the Exercise Date. For the purposes of this Warrant, the terms (Q) "Current Market Value" shall be an amount equal to the Market Price of the Common Stock as of the trading day immediately prior to the Exercise Date, multiplied by the number of shares of Common Stock specified in such Notice of Exercise Form, and (R) "Market Price of the Common Stock" shall be the closing price of the Common Stock as reported by the Reporting Service for the relevant date. The holder may not elect a "cashless" exercise until one year from the date hereof or any time when there is a currently effective Registration Statement for the shares of Common Stock underlying the warrants.

     (c) If the Notice of Exercise form elects a "cash" exercise, the Exercise Price per share of Common Stock for the shares then being exercised shall be payable in cash or by certified or official bank check.

     (d) The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date

     2.2 Limitation on Exercise. Notwithstanding the provisions of this Warrant, the Agreement or of the other Transaction Agreements, in no event (except (i) as specifically provided in this Warrant as an exception to this provision, (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock, or (iii) at the Holder's option, on at least sixty-five
(65) days' advance written notice from the Holder) shall the Holder be entitled to exercise this Warrant, or shall the Company have the obligation to issue shares upon such exercise of all or any portion of this Warrant to the extent that, after such exercise the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Warrant, further agrees that if the Holder transfers or assigns any of the Warrants, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section 2.2 as if such transferee or assignee were the original Holder hereof.

                                   ANNEX VIII

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a duplicate Warrant and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6. Protection Against Dilution and Other Adjustments.

     6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted Exercise Price per share, to equal
(iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total Exercise Price immediately before adjustment.

     6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company prior to the exercise of this Warrant or its applicable portion, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the exercise date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

     6.3 Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity to be issued to security holders of the Company, then the Company shall notify the Holder at least thirty (30) days prior to the record date with respect to such Spin-Off.

7. Transfer to Comply with the Securities Act; Registration Rights.

                                   ANNEX VIII

     7.1 Transfer. This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Except for transfers to officers, employees and affiliates of the Holder, neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

     7.2 Registration Rights. Reference is made to the Registration Rights Agreement. The Company's obligations under the Registration Rights Agreement and the other terms and conditions thereof with respect to the Warrant Shares, including, but not necessarily limited to, the Company's commitment to file a registration statement including the Warrant Shares, to have the registration of the Warrant Shares completed and effective, and to maintain such registration, are incorporated herein by reference.

8. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, four days after the date of deposit in the United States mails, as follows:

         If to the Company, to:

         PROVECTUS PHARMACEUTICALS, INC.
         7327 Oak Ridge Highway, Suite A,
         Knoxville, TN 37931
         Telephone No.: (865) 769-4011
         Telecopier No.: (865)  769-4011

         with a copy to:



         Linda Crouch
         Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
         207 Mockingbird Lane
         PO Box 3038 CRS
         Johnson City, Tennessee  37604
         Telephone No.: (423) 928-0181
         Telecopier No.: (423) 928-5694

                                   ANNEX VIII

         If to the Holder, to:

         A.I International Corporate Holdings, Ltd.
         Arawak Chambers
         Sea Meadow House
         Blackburne Highway
         Roadtown, Tortola
         British Virgin Islands

Any party may give notice in accordance with this Section to designate to another address or person for receipt of notices hereunder.

9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Tennessee. The Company and each Purchaser hereby submit to the jurisdiction of any state court of competent jurisdiction in and for Knox County, Tennessee, or in the United States District Court for the Eastern District of Tennessee sitting at Knoxville in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of the action or proceeding may be heard and determined in any such court;
 agree not to bring any action or proceeding arising out of or relating to this Agreement in any other court; waive any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waive any bond, surety, or other security that might be required of any other Party with respect thereto; and agree that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

11. Jury Trial Waiver. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Warrant.

12. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

13. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                   ANEX VIII

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the 16th day of July, 2004.

                                  PROVECTUS PHARMACEUTICALS, INC.

                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------














                                   ANNEX VIII

                                    ANNEX IX
                             INVESTOR QUESTIONNAIRE


                         FORM OF INVESTOR QUESTIONNAIRE

                         PART I. INVESTOR IDENTIFICATION

1.  Name of Investor:
                       --------------------------------------------------------

2.  Number of shares of Common Stock Investor wishes to purchase:
                                                                 --------------

3.  Total Investment Amount: $
                              -------------------------------------------------
                                  ($___ multiplied by the number of shares)

4.  Manner in which title is to be held (please check one):

           Individual      Partnership or LLC      Corporation        Trust
    ------            -----                   -----            -------

5. Address:                                   Telephone Numbers:

--------------------------------------        Home (_____) _____-_______________
Street

--------------------------------------        Business  (_____) _____-__________
City         State          Zip Code

6.  Investor is a resident or domiciliary of the State of: ____________________

                  PART II. INVESTOR SUITABILITY REPRESENTATIONS

     The Investor understands that the Common Stock (the "Securities") offered by the Company will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws.

     The Investor understands that the Company will sell the Securities only to persons whom it believes to be "accredited investors," as defined by Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act ("Accredited Investors"). The Investor understands that he, she, or it must, therefore, provide information to the Company which will enable the Company to determine whether the Investor qualifies as an Accredited Investor.

     The Investor represents and warrants to the Company that the Investor is an Accredited Investor for the following reason (Please mark the appropriate paragraph; only one paragraph need be marked):

_______   1.  Individual Net Worth Suitability:

          The Investor's individual net worth or joint net worth with his spouse exceeds $1,000,000. (Note: This suitability requirement may be selected only by a natural person, and NOT by a corporation, partnership, limited liability company, trust, estate, unincorporated association or other entity.

                                       OR

_______  2.   Individual Net Income Suitability:

          The Investor's individual net income was in excess of $200,000 in each of the two most recent years, or his or her joint income with his spouse was in excess of $300,000 in each of those years, and he reasonably expects his net income or joint net income with his spouse to reach such level in the current year. (Note: This suitability requirement may be selected only by a natural person, and NOT by a corporation, partnership, limited liability company, trust, estate, unincorporated association or other entity.

                                       OR

_______  3.  Certain Qualified Organizations:

             The Investor is (check one):

             _____ a. A corporation, partnership, limited liability company, business trust or an organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), not formed for the specific purpose of acquiring the securities offered, having total assets in excess of $5,000,000.

             _____ b. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a Sophisticated Investor who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities.

             _____ c. A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the 1933 Act).

             _____ d. An insurance company (as defined in Section 2(13) of the 1933 Act).

             _____ e. An investment company registered under the Investment Company Act of 1940.

             _____ f. A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

             _____ g. A Small Business Investment Company licensed by the U.S. Small Business Administration under Sections 301(c) or (d) of the Small Business Investment Act of 1958.

                                       OR

_______  4.    Other Entity Suitability:

               The Investor is a corporation, a partnership, a limited liability company, an unincorporated association or other similar entity, and that each owner of an equity interest in the entity satisfies the suitability requirements of paragraph (1), (2) or (3) above.



                          [Remainder of page is blank]

                                 SIGNATURE PAGE

     Investor represents and warrants that (a) all the information contained herein is complete and accurate and contains no material omissions and may be relied upon by the Company, and (b) Investor will notify the Company in writing immediately of any change in any of such information.

     IN WITNESS WHEREOF, Investor has executed this Subscription Agreement on the date set forth below.

Dated:  April              , 2000
              -----------

SIGNATURE FOR INDIVIDUALS                       SIGNATURE FOR ENTITIES
(if filing a joint investment execute
signature lines for each investor)


--------------------------------------          --------------------------------
(Signature)                                     (Print Name of Entity)


--------------------------------------          By:
(Print Name of Individual)                         -----------------------------
                                                        (Signature)

                                                --------------------------------
                                                (Print Name of Person Signing)
--------------------------------------
(Signature)
                                                Its:
                                                    ----------------------------
                                                          (Title)
--------------------------------------          Address:
(Print Name of Individual)                              ------------------------
                                                        ------------------------
Address:
         -----------------------------
         -----------------------------
         -----------------------------

                                    ANNEX IX

                                  AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

American Equity Consulting Services, Inc. ("American Equity"), a Purchaser as that term is defined in the Securities Purchase Agreement dated as of June 25, 2004, has failed to remit its portion of the second Installment Payment of One Hundred Eleven Thousand One Hundred Eleven Dollars ($111,111) and has indicated that it will not remit its portion of the third Installment Payment in the amount of Two Hundred Twenty Two Thousand Two Hundred Twenty Two Dollars ($222,222). Castlerigg Master Investments, Ltd. ("Castlerigg") has agreed to purchase the shares and warrants which would have been purchased by American Equity pursuant to the Securities Purchase Agreement, according to the schedule set forth in the Second Amended Joint Escrow Instructions dated of an even date herewith. As such, Section 1(a)(i) and Annex I of the Securities Purchase Agreement are hereby amended in their entirety as of the date below to read as follows:

     (8)  AGREEMENT TO PURCHASE; PURCHASE PRICE.


     (a)  Purchase.


          (i) Subject to the terms and conditions of this Agreement and the other Transaction Agreements (as defined below), the Purchasers hereby agree to pay to the Company a purchase price of $.75 per share of Common Stock for One Million Three Hundred Thirty Three Thousand Three Hundred and Thirty Three (1,333,333) shares (the "Shares"), for a total purchase price of One Million Dollars ($1,000,000) (the
          "Purchase Price"). The Purchase Price shall be paid in four installments, with all funds due within forty-five (45) days of the Closing Date (as defined below). Each installment payment (each an "Installment Payment") shall be made pursuant to the payment schedule attached hereto as Annex I, with each payment date constituting a "Installment Payment Date." The Company shall issue Certificates (as defined below) representing the Shares, and each Share shall have a Warrant attached, as provided below. The Certificates for the Shares shall be in substantially the same form as attached hereto as Annex II.

                                     ANNEX I
                                PAYMENT SCHEDULE

                                                                     Amount

First Installment Payment Date.........     June 25, 2004           $333,333


Second Installment Payment Date........     July 16, 2004           $222,222


Third Installment Date.................     August 4, 2004          $111,111


Fourth Installment Payment Date........     August 9, 2004          $333,333

                    [Signatures appear on the following page]

                                   PROVECTUS PHARMACEUTICALS, INC.

                                   By:  /s/ H. Craig Dees
                                      -----------------------------------------
                                   Title:   CEO
                                         --------------------------------------
                                   Date:    August 4             , 2004
                                        ------------------------


                                     A.I. International Corporate Holdings,
                                     Ltd.

Date:   August 3          , 2004     By:  /s/ Rima Salam
      -------------------               ---------------------------------------
                                     Its:  Director
                                        ---------------------------------------

                                     Castlerigg Master Investments, Ltd.


Date:                     , 2004     By:  /s/ Thomas E. Sandell
      --------------------              ---------------------------------------
                                     Its:  CEO of Sandell Asset Management
                                           Advisor to Castlerigg Master
                                           Investments, Ltd.
                                         --------------------------------------